                                                                    EXHIBIT 99.3
================================================================================

                            ADMINISTRATION AGREEMENT

                                      among

                           SALLIE MAE SERVICING L.P.,
                                   as Servicer

                        SLM EDUCATION CREDIT FUNDING LLC,
                                  as Depositor

                                SALLIE MAE, INC.,
                                as Administrator

                              JPMORGAN CHASE BANK,
                              as Indenture Trustee

                                       and

                  SLM PRIVATE CREDIT STUDENT LOAN TRUST 2003-A,
                                    as Issuer

                            Dated as of March 1, 2003

================================================================================

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                                TABLE OF CONTENTS

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                                    ARTICLE I

Section 1.01.  Definitions and Usage..............................................................................1

                                   ARTICLE II

Section 2.01.  Duties with Respect to the Indenture...............................................................2
Section 2.02.  Duties with Respect to the Issuer..................................................................3
Section 2.03.  Establishment of Trust Accounts....................................................................4
Section 2.04.  Collections 7
Section 2.05.  Application of Collections.........................................................................7
Section 2.06.  Additional Deposits................................................................................7
Section 2.07.  Distributions......................................................................................8
Section 2.08.  Cash Capitalization Account and Reserve Account...................................................13
Section 2.09.  Statements to Certificateholders and Noteholders..................................................14
Section 2.10.  Non-Ministerial Matters...........................................................................16
Section 2.11.  Exceptions .......................................................................................16
Section 2.12.  Compensation......................................................................................16
Section 2.13.  Servicer and Administrator Expenses...............................................................16

                                   ARTICLE III

Section 3.01.  Administrator's Certificate; Servicer's Report....................................................17
Section 3.02.  Annual Statement as to Compliance; Notice of Default; Financial Statements........................17
Section 3.03.  Annual Independent Certified Public Accountants' Reports..........................................18

                                   ARTICLE IV

Section 4.01.  Representations of Administrator..................................................................19
Section 4.02.  Liability of Administrator; Indemnities...........................................................20
Section 4.03.  Merger or Consolidation of, or Assumption of the Obligations of, Administrator....................21
Section 4.04.  Limitation on Liability of Depositor, Administrator and Others....................................22
Section 4.05.  Administrator May Own Certificates or Notes.......................................................23
Section 4.06.  Sallie Mae, Inc. Not to Resign as Administrator...................................................23

                                    ARTICLE V

Section 5.01.  Administrator Default.............................................................................23
Section 5.02.  Appointment of Successor..........................................................................24
Section 5.03.  Notification to Noteholders and Certificateholders................................................25
Section 5.04.  Waiver of Past Defaults...........................................................................25
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                                   ARTICLE VI

Section 6.01.  Termination.......................................................................................25

                                   ARTICLE VII

Section 7.01.  Protection of Interests in Trust..................................................................26

                                  ARTICLE VIII

Section 8.01.  Independence of the Administrator.................................................................28
Section 8.02.  No Joint Venture..................................................................................29
Section 8.03.  Other Activities of Administrator.................................................................29
Section 8.04.  Powers of Attorney................................................................................29
Section 8.05.  Amendment ........................................................................................29
Section 8.06.  Assignment .......................................................................................30
Section 8.07.  Limitations on Rights of Others...................................................................30
Section 8.08.  Assignment to Indenture Trustee...................................................................30
Section 8.09.  Nonpetition Covenants.............................................................................30
Section 8.10.  Limitation of Liability of Trustee and Indenture Trustee..........................................31
Section 8.11.  Governing Law.....................................................................................31
Section 8.12.  Headings .........................................................................................31
Section 8.13.  Counterparts......................................................................................31
Section 8.14.  Severability......................................................................................31

Appendix
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                                       ii

                            ADMINISTRATION AGREEMENT

        This ADMINISTRATION AGREEMENT, dated as of March 1, 2003, is among SALLIE MAE, INC., as administrator (the "Administrator"), SALLIE MAE SERVICING L.P., as servicer (the "Servicer"), SLM EDUCATION CREDIT FUNDING LLC, as depositor (the "Depositor"), JPMORGAN CHASE BANK, a New York banking corporation, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), and SLM PRIVATE CREDIT STUDENT LOAN TRUST 2003-A, as issuer (the "Issuer").

                                   WITNESSETH:

        WHEREAS, the Issuer is issuing six classes of Student Loan-Backed Notes (collectively, the "Notes") pursuant to the Indenture, dated as of March 1, 2003 (the "Indenture"), between the Issuer and the Indenture Trustee and one class of Student Loan-Backed Certificates (the "Certificates") pursuant to the Trust Agreement, dated as of March 1, 2003 (the "Trust Agreement"), between the Depositor and the Trustee;

        WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Certificates, including the Servicing Agreement, the Depositor Sale Agreement, the Swap Agreements, the Interest Rate Cap Agreement and the Indenture;

        WHEREAS, pursuant to certain Basic Documents, the Issuer and the Trustee are required to perform certain duties in connection with (a) the Notes and the Collateral therefor pledged pursuant to the Indenture and (b) the Certificates;

        WHEREAS, the Issuer and the Trustee desire to have the Administrator and the Servicer perform certain of the duties of the Issuer and the Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Basic Documents as the Issuer and the Trustee may from time to time request; and

        WHEREAS, the Administrator and the Servicer have the capacity to provide the services required hereby and are willing to perform such services for the Issuer and the Trustee on the terms set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

        Section 1.01. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A-1 and Appendix A-2 hereto, which also contains rules as to usage that shall be applicable herein.

                                   ARTICLE II

        Section 2.01. Duties with Respect to the Indenture. The Administrator agrees to consult with the Trustee regarding the duties of the Issuer under the Indenture and the Depository Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Depository Agreements. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreements. In furtherance of the foregoing, the Administrator shall take the actions with respect to the following matters that it is the duty of the Issuer or the Indenture Trustee to take pursuant to the Indenture (references being to Sections of the Indenture):

        (a) preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee (Section 2.02);

        (b) preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

        (c) obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.04);

        (d) preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.05);

        (e) the delivery by the Issuer of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with
Section 3.06 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

        (f) in the event of a Servicer Default, the taking of all reasonable steps available to enforce the Issuer's rights under the Basic Documents in respect of such Servicer Default (Section 3.07(d));

        (g) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

        (h) monitoring the Issuer's obligations as to the satisfaction and discharge of the Indenture and preparation of an Officers' Certificate of the Issuer and obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

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        (i)     sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default has occurred and is continuing (Section 5.04) or an Insolvency Event with respect to the Depositor has occurred and is continuing (Section 6.05(b));

        (j) preparing and, after execution by the Issuer, filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies (Section 7.03);

        (k) the opening of one or more accounts in the Issuer's name, the preparation of Issuer Orders, Officers' Certificates of the Issuer and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

        (l) the preparation of an Issuer Request and Officers' Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.04 and 8.05);

        (m) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.01, 9.02 and 9.03);

        (n) the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Trustee and the Indenture Trustee, respectively (Section 9.06);

        (o) the preparation of all Officers' Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

        (p) the preparation and delivery of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

        (q) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

        (r)     the recording of the Indenture, if applicable (Section 11.15);
and

        (s) engaging or terminating any Broker-Dealers and taking other actions with respect to the Auction Rate Procedures (Appendix A-2).

        Section 2.02. Duties with Respect to the Issuer.

        (a) In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Trustee to prepare, file or deliver pursuant to the Basic Documents, and

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at the request of the Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents. Subject to Section 8.01, and in accordance with the directions of the Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Trustee and are reasonably within the capability of the Administrator.

        (b) The Administrator shall be responsible for performance of the duties of the Trustee set forth in Sections 5.04(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that the Trustee shall retain responsibility for the distribution of the Schedule K-1's necessary to enable each Certificateholder to prepare its Federal and state income tax returns.

        (c) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents.

        (d) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

        (e) The Administrator shall perform the notice obligations in the event of default by the Swap Counterparties or the Cap Counterparty specified in the related Swap Agreements and Interest Rate Cap Agreement, respectively.

        Section 2.03. Establishment of Trust Accounts.

        (a)     (i)     The Administrator, for the benefit of the Issuer, shall
        establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of JPMorgan Chase Bank.

                (ii) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of JPMorgan Chase Bank.

                (iii) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Cash Capitalization Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Cash Capitalization Account

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

        will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of JPMorgan Chase Bank.

                (iv) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Principal Distribution Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of JPMorgan Chase Bank.

                (v) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Future Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Future Distribution Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of JPMorgan Chase Bank.

        (b) Funds on deposit in the Collection Account, the Reserve Account, the Future Distribution Account and the Cash Capitalization Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Administrator; provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided, that on the Business Day preceding each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for such Distribution Date. Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or Distribution Date; provided, however, that funds on deposit in Trust Accounts may be invested in Eligible Investments of the Indenture Trustee which may mature so that such funds will be available on such Monthly Servicing Payment Date or Distribution Date. Funds deposited in a Trust Account on a Business Day which immediately precedes a Monthly Servicing Payment Date or Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

        (c)     (i)     The Issuer has pledged to the Indenture Trustee all of
        their respective right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Administrator's power to instruct the Indenture Trustee pursuant to clause (b) above and paragraph (c)(iii) below, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the

                                        5

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        Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

                (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:


                        (A) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 2.03(c)(i) and, subject to
                                Section 2.03(b), each such Eligible Deposit
                                Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                        (B) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph
                                (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

                        (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continuous book-entry registration of such Trust Account Property as described in such paragraph; and

                        (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

                (iii) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Administrator or the Trustee to carry out its

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

        respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

        Section 2.04. Collections. The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Trust Student Loans (other than Purchased Student Loans), and all Recoveries, as collected during the Collection Period. Notwithstanding the foregoing, for so long as no Administrator Default shall have occurred and be continuing, the Servicer and the Trustee shall remit such collections within two Business Days of receipt thereof to the Administrator, and the Administrator need not deposit such collections into the Collection Account until one Business Day immediately prior to the next following Monthly Servicing Payment Date together with interest on such amounts (less Servicing Fees paid during such period) calculated on a daily basis from the first day of the month following receipt thereof by the Administrator through the last day of the related Collection Period at a rate not less than the Federal Funds Rate less 0.20%. In the event that the foregoing condition for ceasing daily remittances shall no longer be satisfied, then the Administrator shall deposit all collections held by it into the Collection Account within two Business Days thereof.

        Section 2.05. Application of Collections.

        (a) With respect to each Trust Student Loan, all collections with respect thereto for each Collection Period shall be applied to interest and principal on such Trust Student Loan by the Servicer in accordance with its customary practice.

        (b)     All Recoveries shall be applied to the related Trust Student
Loan.

        Section 2.06. Additional Deposits.

        (a) The Servicer shall deposit or cause to be deposited in the Collection Account the aggregate purchase price with respect to Purchased Student Loans as determined pursuant to Section 3.05 of the Servicing Agreement and all other amounts to be paid by the Servicer under Section 3.05 of the Servicing Agreement when such amounts are due, and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor under Article VI of the Depositor Sale Agreement when such amounts are due.

        (b) Notwithstanding anything to the contrary set forth in clause (a) above, if daily deposits to the Collection Account are not required pursuant to
Section 2.04, the Servicer shall pay the amounts referred to in clause (a) above that would otherwise be deposited into the Collection Account to the Administrator. The Administrator shall not be required to deposit such amounts into the Collection Account until the Business Day preceding each Quarterly Distribution Date; provided, however, that (1) on or before the Business Day preceding each Monthly Servicing Payment Date that is not a Quarterly Distribution Date, the Administrator shall deposit into the Collection Account that portion of such amounts received by it that is equal to the Primary Servicing Fee payable on such date and (2) the Administrator shall also deposit into the Collection Account (a) on or before the fifteenth calendar day of each month, an amount sufficient to make the allocations described under Section 2.07(e) and (b) on or before the

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Business Day preceding each Distribution Date that is not a Quarterly
Distribution Date any amounts required to make distributions on such Distribution Date not previously deposited pursuant to clause (a) above, in each case, to the extent it has collected such amounts during the related Collection Period; and provided, further, that the Administrator shall also deposit into the Collection Account on such date interest on such amounts (less Servicing Fees paid during such period) calculated on a daily basis from the first day of the month following receipt thereof by the Administrator through the last day of the related Collection Period at a rate equal to the Federal Funds Rate less 0.20%.

        (c) The Administrator shall deposit all payments received by the Issuer from the Swap Counterparties and Cap Counterparty during the Collection Period into the Collection Account.

        Section 2.07. Distributions.

        (a) On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account from the Cash Capitalization Account and the Reserve Account and the amounts to be distributed therefrom on the related Distribution Date. On or before the Business Day immediately preceding each Distribution Date that is not a Quarterly Distribution Date, the Administrator shall calculate all amounts required to be deposited in the Collection Account from the Reserve Account and the Cash Capitalization Account and the amount to be distributed therefrom on the related Distribution Date. On or before the Business Day immediately preceding each Distribution Date, the Administrator shall calculate any amounts to be withdrawn from the Future Distribution Account with respect to each applicable entity. On the fifth Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account from the Cash Capitalization Account and the Reserve Account and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date.

        (b) The Administrator shall instruct the Indenture Trustee in writing no later than the second Business Day preceding each Monthly Servicing Payment Date that is not a Quarterly Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.01 (a) and (b)) to distribute to the Servicer, by 1.00 p.m. (New York time) on such Monthly Servicing Payment Date, from and to the extent of funds on deposit in the Future Distribution Account (with respect to funds allocated to the Servicer) and, if amounts on deposit therein are insufficient, from Available Funds on deposit in the Collection Account, the Primary Servicing Fee due with respect to the preceding calendar month, and the Indenture Trustee shall comply with such instructions.

        (c) The Administrator shall instruct the Indenture Trustee in writing no later than the second Business Day preceding each Quarterly Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.01(a) and 3.01(c)) to make the following deposits and distributions with respect to Notes that have a Distribution Date on the Quarterly Distribution Date, and in the case of a Quarterly Distribution Date that is not an Auction Rate Distribution Date for all of the Auction Rate Notes, allocations to the Future Distribution Account with respect to these Auction Rate

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Notes (for principal and Carry-over Amounts), to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Quarterly Distribution Date (to the extent that funds are not required to be distributed pursuant to Section 5.04(b) of the Indenture), to the extent of the amount of Available Funds in the Collection Account plus amounts transferred to the Collection Account pursuant to Section 2.08 of this Agreement, and, as applicable, amounts on deposit in the Future Distribution Account, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

                (i) to the Servicer, the Primary Servicing Fee due on such Distribution Date;

                (ii) to the Administrator, the Administration Fee due on such Distribution Date, plus any unpaid Administration Fees from previous Distribution Dates

                (iii) pro rata, to the Auction Agent any Auction Agent Fees and to the Broker-Dealers, any Broker-Dealer Fees;

                (iv) to the Swap Counterparties, any Swap Payment payable to each Swap Counterparty under its Swap Agreement for such Distribution Date;

                (v) pro rata, based on the aggregate principal balance of the Notes and the amount of any Swap Termination Payment due and payable by the Issuer to a Swap Counterparty under this clause (v):

                        (A) pro rata, to the Class A Noteholders, the Class A Noteholders' Interest Distribution Amount; and

                        (B) to the Swap Counterparties, the amount of any Swap Termination Payment due to each Swap Counterparty under its Swap Agreement due to a Swap Termination Event resulting from a payment default by the Issuer or the insolvency of the Issuer; provided, that if any amounts allocable to the Class A Notes are not needed to pay the Class A Noteholders' Interest Distribution Amount as of such Distribution Date, such amounts will be applied to pay the portion, if any, of any Swap Termination Payment referred to above remaining unpaid;

                (vi) to the Principal Distribution Account, the First Priority Principal Distribution Amount, if any;

                (vii) to the Class B Noteholders, the Class B Noteholders' Interest Distribution Amount;

                (viii) to the Principal Distribution Account, the Second Priority Principal Distribution Amount, if any;

                (ix) to the Class C Noteholders, the Class C Noteholders' Interest Distribution Amount;

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

                (x) to the Principal Distribution Account, the Third Priority Principal Distribution Amount, if any;

                (xi) to the Reserve Account, the amount required to reinstate the amount in the Reserve Account up to the Specified Reserve Account Balance;

                (xii) to the Principal Distribution Account, the Regular Principal Distribution Amount, if any;

                (xiii)  to the Servicer, all Carryover Servicing Fees, if any;

                (xiv) to the Auction Rate Noteholders, pro rata, any Carry-over Amounts due to the Auction Rate Notes;

                (xv) to each Swap Counterparty, the amount of any Swap Termination Payments owed by the Issuer to that Swap Counterparty under its Swap Agreement and not payable in clause ( v) above;

                (xvi) to the Principal Distribution Account, the Additional Principal Distribution Amount, if any; and

                (xvii) to the Certificateholders, pro rata, any remaining funds.

         On each Quarterly Distribution Date that is not an Auction Rate Distribution Date for one or more classes of Auction Rate Notes, in lieu of making payments on that date of Carry-over Amounts to those classes of Auction Rate Notes that do not have a Distribution Date on such Quarterly Distribution Date, the Administrator shall cause those amounts to be deposited into the Future Distribution Account.

        (d) The Administrator shall instruct the Indenture Trustee to make the following distributions and allocations from the Principal Distribution Account on each Quarterly Distribution Date:

        Principal payable to a class of Auction Rate Notes will be allocated to such class of Auction Rate Notes on a Quarterly Distribution Date and deposited in the Future Distribution Account and then paid to the applicable class of Auction Rate Notes on the first Auction Rate Distribution Date for such class after the Quarterly Distribution Date on which principal was allocated to such class.

        With respect to each Quarterly Distribution Date (x) before the Stepdown Date or (y) with respect to which a Trigger Event is in effect, to pay Holders of the Class A Notes 100% of the Principal Distribution Amount for such Quarterly Distribution Date, such amount to be paid sequentially first, to the Class A-1 Notes, second, to the Class A-2 Notes, and third, pro rata, to the Class A-3 Notes and Class A-4 Notes, until the Class A Note Balance has been reduced to zero. Once the Class A Note Balance has been reduced to zero, to pay the Holders of the Class B Notes 100% of the Principal Distribution

Amount for that Quarterly Distribution Date until the Class B Note Balance has been reduced to zero. Once the Class B Note Balance has been reduced to zero, to pay the Holders of the Class C Notes 100% of the Principal Distribution Amount for that Quarterly Distribution Date until the Class C Note Balance has been reduced to zero.

        On each Quarterly Distribution Date (x) on or after the Stepdown Date and (y) as long as a Trigger Event has not occurred and is not in effect, to pay the Holders of all Classes of Notes (or with respect to the Auction Rate Notes, to allocate) payments of principal, in the order of priority and in the amounts set forth below to the extent funds are available in the Principal Distribution
Account:

                (i) an amount up to the Class A Noteholders' Principal Distribution Amount sequentially first, to the Class A-1 Notes, second, to the Class A-2 Notes, and third, pro rata, to the Class A-3 Notes and Class A-4 Notes, until the Class A Note Balances have been reduced to zero; provided, however, that on any Distribution Date on which the Class A Note Parity Trigger is in effect, the Indenture Trustee shall distribute (or with respect to the Auction Rate Notes, allocate) the Class A Noteholders' Principal Distribution Amount, pro rata, to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes (in lots of $50,000) and the Class A- 4 Notes (in lots of $50,000) based on their Outstanding Amount, until the Class A Note Balances have been reduced to zero;

                (ii) amounts remaining in the Principal Distribution Account up to the related Class B Noteholders' Principal Distribution Amount to the Class B Notes, until the Class B Note Balance has been reduced to zero;

                (iii) amounts remaining in the Principal Distribution Account up to the related Class C Noteholders Principal Distribution Amount to the Class C Notes, until the Class C Note Balance thereof has been reduced to zero; and

                (iv) amounts remaining in the Principal Distribution Amount sequentially, to the Class C Notes until the Class C Note Balance has been reduced to zero, then to the Class B Notes until the Class B Note Balance has been reduced to zero, then to the Class A Notes (or, with respect to the Auction Rate Notes, be allocated) until the Class A Note Balance has been reduced to zero.

        (e) On or prior to the fifth business day of each month, the Administrator shall instruct the Indenture Trustee to make the following allocations on or before the fifteenth calendar day of the same month with funds on deposit in the Collection Account in the following order of priority:

                (v) deposit into the Future Distribution Account for the Servicer and the Administrator, pro rata, the amount of the Servicing Fee and Administration Fee that will accrue for the related calendar month plus any previously accrued and unpaid or set aside Servicing Fee and Administration Fee,

                (vi) deposit into the Future Distribution Account, pro rata, for the Auction Agent and the Broker-Dealers an amount equal to their Auction Agent Fees and Broker-Dealer Fees, respectively, expected to be payable from the calendar day after the current calendar month's Quarterly Distribution Date or Monthly Servicing

        Payment Date through the following month's Quarterly Distribution Date or Monthly Servicing Payment Date, as the case may be, plus previously accrued and unpaid or set aside Auction Agent Fees and Broker-Dealer Fees,

                (vii) deposit into the Future Distribution Account for the Swap Counterparties an amount equal to Swap Payments to each Swap Counterparty expected to accrue on the Class A Notes from the calendar day after the current calendar month's Quarterly Distribution Date or Monthly Servicing Payment Date through the following month's Quarterly Distribution Date or Monthly Servicing Payment Date, as the case may be, plus previously accrued and unpaid or set aside Swap Payments, net of payments expected to accrue for this period from the related Swap Counterparty, and

                (viii) deposit into the Future Distribution Account, pro rata, for (a) each class of the Class A Notes an amount equal to interest expected to accrue on the Class A Notes from the calendar day after the current calendar month's Quarterly Distribution Date or Monthly Servicing Payment Date through the following month's Quarterly Distribution Date or Monthly Servicing Payment Date, as the case may be, plus previously accrued and unpaid or set aside interest and (b) each Swap Counterparty, Swap Termination Payments under Section 2.07(c)(iv)(B) due to that Swap Counterparty under its Swap Agreement.

        (f) On each Auction Rate Distribution Date that is not a Quarterly Distribution Date, the Administrator shall instruct the Indenture Trustee to make the following distributions in the following order of priority:

                (ix) from amounts deposited in the Future Distribution Account that were allocated to the Auction Agent and the Broker-Dealers, and then from amounts on deposit in the Collection Account, pro rata, to the Auction Agent and the Broker-Dealers, the Auction Agent Fees of the Auction Agent and the Broker-Dealer Fees of the Broker-Dealers; and

                (x) from amounts deposited in the Future Distribution Account for the benefit of the Auction Rate Notes with a Distribution Date on this Auction Rate Distribution Date, and then from amounts on deposit in the Collection Account, pro rata, to the Auction Rate Notes with a Distribution Date on this Auction Rate Distribution Date, an amount equal to the Class A Noteholders' Interest Distribution Amount on these Auction Rate Notes.

        (g) All amounts deposited in the Future Distribution Account shall be deposited therein for the benefit of an entity or a class of Notes. Each such amount shall only be distributable to the entity or the class of Notes for whom it was so deposited. Amounts on deposit in the Future Distribution Account with respect to principal and Carry-Over Amounts allocated to the Auction Rate Notes shall be paid to the Auction Rate Notes on their Auction Rate Distribution Dates.

        (h) If less than all of the Auction Rate Notes are to be paid or allocated principal sufficient to repay them in full on a Quarterly Distribution Date, the Administrator shall determine the particular classes of Auction Rate Notes which will be paid or allocated principal on a Quarterly Distribution Date. The Administrator shall make such determination as follows: (1) first, the Administrator shall compute the number of $50,000 increments of principal that are available to be paid or allocated to the Auction Rate Notes and (2) second, the Administrator shall pay or allocate such $50,000 increments in a manner that will preserve as nearly as practicable, the respective original proportions of such Classes that remain outstanding, with any excess increment that cannot be so paid or allocated being chosen by random lot.

        If less than all of the Auction Rate Notes of a given class are to be paid or allocated principal on a Quarterly Distribution Date in an amount sufficient to pay such class in full, the particular Auction Rate Notes to be paid shall be selected by the Administrator by random lots of $50,000. If there are any amounts available to pay or allocate principal to the Auction Rate Notes that are not in $50,000 increments, the Administrator shall deposit such amounts to the Future Distribution Account to pay principal to the Auction Rate Notes in the future.

        Section 2.08. Cash Capitalization Account and Reserve Account.


        (a) On the Closing Date, the Issuer shall deposit the Cash Capitalization Account Initial Deposit into the Cash Capitalization Account and the Reserve Account Initial Deposit into the Reserve Account.

                (i) The Administrator shall instruct the Indenture Trustee in writing to withdraw funds on deposit in the Cash Capitalization Account and deposit such amounts into the Collection Account if Available Funds for a Distribution Date are insufficient to make the payment described under Section 2.07(b) for a Monthly Servicing Payment Date that is not a Quarterly Distribution Date in an amount equal to the shortfall.

                (ii) The Administrator shall instruct the Indenture Trustee in writing to withdraw funds on deposit in the Cash Capitalization Account and deposit such amounts into the Collection Account if Available Funds for a Distribution Date are insufficient to make the payments described under Sections 2.07(c)(i) through ( x) for a Quarterly Distribution Date in an amount equal to the shortfall.

                (iii) The Administrator shall instruct the Indenture Trustee in writing to withdraw funds on deposit in the Cash Capitalization Account and deposit such amounts into the Collection Account if amounts on deposit in the Future Distribution Account and in the Collection Account for a Distribution Date are insufficient to make the payments described under Section 2.07(f) for a Distribution Date in an amount equal to the shortfall.

                (iv) The Administrator shall instruct the Indenture Trustee in writing to withdraw funds on deposit in the Reserve Account and deposit such amounts into the Collection Account if Available Funds and amounts withdrawn from the Cash Capitalization Account and deposited into the Collection Account pursuant to clause (i) above for a Distribution Date are insufficient to make the payment described under
        Section 2.07(b) for a Monthly Servicing Payment Date that is not a Quarterly Distribution Date in an amount equal to the shortfall.

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

                (v) The Administrator shall instruct the Indenture Trustee in writing to withdraw funds on deposit in the Reserve Account and deposit such amounts into the Collection Account if amounts on deposit in the Future Distribution Account and in the Collection Account and amounts withdrawn from the Cash Capitalization Account and deposited into the Collection Account pursuant to clause (iii) above for a Distribution Date are insufficient to make the payments described under
        Section 2.07(f) for a Distribution Date in an amount equal to the shortfall.

                (vi) The Administrator shall instruct the Indenture Trustee to withdraw funds on deposit in the Reserve Account and deposit such amounts into the Collection Account if Available Funds and amounts withdrawn from the Cash Capitalization Account and deposited into the Collection Account pursuant to clause (ii) above for a Quarterly Distribution Date are insufficient to make the payments described under Sections 2.07(c)(i) through ( v), ( vii) and ( ix) for a Quarterly Distribution Date in an amount equal to the shortfall.

                (vii) The Administrator shall instruct the Indenture Trustee in writing to withdraw funds on deposit in the Reserve Account and deposit such amounts in the Collection Account if Available Funds and amounts withdrawn from the Cash Capitalization Account and deposited in the Collection Account for a Distribution Date are insufficient to make the payments described under Sections 2.07( vi), ( viii) and ( x) on the respective Note Final Maturity Date of each Class of Notes in an amount equal to the unpaid Outstanding Amount of the maturing Class of Notes and, as applicable, amounts on deposit in the Future Distribution Account.

        (b) The Indenture Trustee shall withdraw any amount remaining on deposit in the Cash Capitalization Account on the March 2006 Quarterly Distribution Date and deposit such amount to the Collection Account and treat it as Available Funds.

        (c) On the final Distribution Date upon termination of the Trust and following the payment in full of the Class Note Balance and of all other amounts (other than Carryover Servicing Fees, Carry-over Amounts and Swap Termination Payments) owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, the Servicer, the Swap Counterparties or the Administrator, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used first to pay any Carryover Servicing Fees, second to pay any Carry-over Amounts to the Auction Rate Noteholders and third to pay any Swap Termination Payments. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Certificateholders. The Certificateholders shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.08(c).

        (d) Anything in this Section 2.08 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account and any other Available Funds is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, any amount owing to the Swap Counterparties, any unpaid Primary Servicing Fees and Administration Fees and all other amounts due by the Trust on that date, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Indenture Trustee to use all amounts in the Reserve Account and all other Available Funds to pay such amounts due or outstanding.

        Section 2.09. Statements to Certificateholders and Noteholders. On each Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee and the Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each Noteholder of record and for the Trustee to forward on such succeeding Distribution Date to each Certificateholder of record a statement, setting forth at least the following information with respect to such Distribution Date as to the Notes and the Certificates to the extent applicable:

        (a) the amount of such distribution allocable to principal of each class of the Notes;

        (b) the amount of the distribution allocable to interest on each class of the Notes;

        (c)     the amount of the distribution allocable to the Certificates;

        (d) the amount of Swap Payments payable by the Issuer to each Swap Counterparty, the amount payable by each Swap Counterparty to the Issuer and the amount of Swap Termination Payments payable by either the Issuer or a Swap Counterparty;

        (e) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

        (f) the aggregate outstanding principal balance of the Notes, the Note Pool Factor, as of such Distribution Date, after giving effect to payments allocated to principal reported under clauses (a) and (c) above;

        (g)     the Note Rate for the next period for any class of Notes;

        (h) the amount of the Primary Servicing Fee and any Carryover Servicing Fee paid to the Servicer on such Distribution Date and on the two preceding Monthly Servicing Payment Dates, and the amount, if any, of the Carryover Servicing Fee remaining unpaid after giving effect to any such payments;

        (i) the amount of the Administration Fee paid to the Administrator on such Distribution Date;

        (j) the amount of the aggregate principal balances of Trust Student Loans that became Charged-Off Loans, if any, for the related Collection Period and the balance of Trust Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

        (k) the amount of any Note Interest Shortfall, if any, in each case as applicable to each class of Notes, and the change in such amounts from the preceding statement;

        (l) the aggregate Purchase Amounts for Trust Student Loans, if any, that were repurchased by the Depositor or the Seller or purchased by the Servicer from the Issuer in such Collection Period;

        (m) whether the Cumulative Realized Loss Test is satisfied on such Distribution Date; and

        (n) the respective balance of the Reserve Account and the Cash Capitalization Account on such Distribution Date, after giving effect to changes therein on such Distribution Date.

        Each amount set forth pursuant to clauses (a), (b), (c), (e), (i), (j) and (l) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable. A copy of the statements referred to above may be obtained by any Certificate Owner or Note Owner by a written request to the Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office.

        Section 2.10. Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are nonministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Trustee of the proposed action and the Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

        (a)     the amendment of or any supplement to the Indenture;

        (b) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

        (c)     the amendment, change or modification of the Basic Documents;

        (d) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

        (e)     the removal of the Indenture Trustee.

        Section 2.11. Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Basic Documents, (ii) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (iii) take any other action that the Issuer directs the Administrator not to take on its behalf, (iv) in connection with its duties hereunder assume any indemnification obligation of any other Person or (v) service the Trust Student Loans.

        Section 2.12. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $20,000 for each Collection Period payable on the related Quarterly Distribution Date (the "Administration Fees") payable in arrears which shall be solely an obligation of the Issuer.

        Section 2.13. Servicer and Administrator Expenses. Each of the Servicer and the Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the Certificateholders and the Noteholders, as the case may be.

                                   ARTICLE III

        Section 3.01. Administrator's Certificate; Servicer's Report.

        (a) On or before the tenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Servicer shall deliver to the Administrator a Servicer's Report with respect to the preceding month containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator's Officers' Certificate and the Administrator's Certificate covering such calendar month referred to in clause (b) below. On or before the tenth day (or, if any such day is not a Business Day, on the next succeeding Business Day), preceding each Quarterly Distribution Date the Servicer shall deliver to the Administrator a Servicer's Report with respect to the preceding Collection Period containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator's Officers' Certificate and the Administrator's Certificate covering such calendar month referred to in clause (c) below.

        (b) On the second Business Day prior to each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Trustee and the Indenture Trustee, an Officer's Certificate of the Administrator containing all information necessary to pay the Servicer the Primary Servicing Fee due on such Monthly Servicing Payment Date pursuant to
Section 2.07(b).

        (c) On each Determination Date prior to a Distribution Date, the Administrator shall deliver to the Trustee and the Indenture Trustee, with a copy to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections 2.07 and 2.08, if applicable, for the Collection Period preceding the date of such Administrator's Certificate.

        (d) Prior to each Determination Date, the Administrator shall determine the Note Rates that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator's Certificate on such Determination Date pursuant to this Section 3.01. The Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

        Section 3.02. Annual Statement as to Compliance; Notice of Default; Financial Statements.

        (a) Each of the Servicer and the Administrator shall deliver to the Trustee and the Indenture Trustee on or before 120 days after the end of the fiscal year of the Servicer and the Administrator, an Officer's Certificate of the Servicer or the Administrator, as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 2003) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer or the Administrator, as the case may be, has fulfilled its obligations in all material respects under this Agreement and, with respect to the Servicer, the Servicing Agreement throughout such year or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officers' Certificate and each report referred to in
Section 3.01 to the Rating Agencies. A copy of each such Officers' Certificate and each report referred to in Section 3.01 may be obtained by any Certificateholder, Certificate Owner, Noteholder or Note Owner by a request in writing to the Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Trustee, the Indenture Trustee will promptly furnish the Trustee a list of Noteholders as of the date specified by the Trustee.

        (b) The Servicer shall deliver to the Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Servicer of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section
5.01 of the Servicing Agreement.

        (c) The Administrator shall deliver to the Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Sections 5.01(a) or (b) or would cause the Student Loan Marketing Association to fail to meet the requirement of clause (i) of Section 2.04.

        (d) The Administrator shall provide to the Trustee, the Indenture Trustee and the Rating Agencies (i) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Administrator audited financials as at the end of and for such year and (ii) as soon as possible and in no event more than 45 days after the end of each quarterly accounting period of the Administrator unaudited financials as at the end of and for such period.

        Section 3.03. Annual Independent Certified Public Accountants' Reports. Each of the Servicer and the Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or the Administrator, as the case may be, to deliver to the Trustee, the Indenture Trustee and the Rating Agencies on or before March 31 of each year, a report addressed to the Servicer or the Administrator, as the case may be, the Trustee and the Indenture Trustee, to the effect that such firm has examined certain documents and records relating to the servicing of the Trust Student Loans, or the administration of the Trust Student Loans and of the Trust, as the case may be, during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 2003) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such servicing or administration, respectively, was conducted in compliance with those terms of this Agreement and in the case of the Servicer, the Servicing Agreement, including any applicable statutory provisions incorporated therein and such additional terms and statutes as may be specified from time to time by the Administrator, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report.

        Such report will also indicate that the firm is independent of the Servicer or the Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                                   ARTICLE IV

        Section 4.01. Representations of Administrator. Sallie Mae, Inc., as Administrator, makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Student Loans. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Trust Student Loans to the Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

        (a) Organization and Good Standing. The Administrator is duly organized and validly existing as a corporation under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

        (b) Power and Authority. The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

        (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Administrator enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

        (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the charter or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

        (e) No Proceedings. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents,
(iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Certificates.

        (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

        Section 4.02. Liability of Administrator; Indemnities. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

        The Administrator shall indemnify, defend and hold harmless the Issuer, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

        The Administrator shall indemnify the Indenture Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the performance of its duties under the Indenture and the other Basic Documents. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents. The

Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

        The Administrator shall indemnify the Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all loss, liability, claims, damages, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as trustee) or expense (including attorneys' fees) incurred by it in connection with the performance of its duties under the Trust Agreement and the other Basic Documents.

        Without limiting the generality of the foregoing, the Administrator shall indemnify the Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all liability relating to or resulting from any of the following:

                (i) any claim that the Trust Student Loans (or any guarantee with respect thereto) are delinquent, uncollectable, uninsured, illegal, invalid or unenforceable;

                (ii) any claim that the Trust Student Loans have not been made, administered, serviced or collected in accordance with applicable federal and state laws or the requirements of any Guarantor; or

                (iii) any claim that any original note or other document evidencing or relating to the Trust Student Loans has been lost, misplaced or destroyed.

        The Trustee shall notify the Administrator promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Administrator shall not relieve the Administrator of its obligations hereunder and under the other Basic Documents. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Trustee and the Administrator in conducting the defense of such claim, the Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

        The Depositor shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances in accordance with a separate agreement between the Depositor and the Indenture Trustee.

        For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 4.03) as Administrator pursuant to Section 5.01, or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 5.02.

        Indemnification under this Section shall survive the resignation or removal of the Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

        Section 4.03. Merger or Consolidation of, or Assumption of the Obligations of, Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than Sallie Mae, Inc., executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.01 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Administrator, if other than Sallie Mae, Inc., shall have delivered to the Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
4.03 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) unless Sallie Mae, Inc. is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Certificateholders and (v) unless Sallie Mae, Inc. is the surviving entity, the Administrator shall have delivered to the Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee and Indenture Trustee, respectively, in the Trust Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Anything in this
Section 4.03 to the contrary notwithstanding, the Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate provided that the Rating Agencies confirm that such assignment will not result in a downgrading or a withdrawal of the ratings then applicable to the Notes.

        Section 4.04. Limitation on Liability of Administrator and Others. Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, or to the Indenture Trustee or the Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

        Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Trust Student Loans and the Trust in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture and under this Agreement.

        Section 4.05. Administrator May Own Certificates or Notes. The Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Administrator or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

        Section 4.06. Sallie Mae, Inc. Not to Resign as Administrator. Subject to the provisions of Section 4.03, Sallie Mae, Inc. shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Sallie Mae, Inc. or its properties. Notice of any such determination permitting or requiring the resignation of Sallie Mae, Inc. shall be communicated to the Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of Sallie Mae, Inc. in accordance with Section 5.02. Anything in this Section 4.06 to the contrary notwithstanding, the Administrator may resign at any time subsequent to the assignment of its duties and obligations hereunder pursuant to Section 4.03.

                                   ARTICLE V

        Section 5.01. Administrator Default. If any one of the following events (an "Administrator Default") shall occur and be continuing:

        (a) (i) in the event that daily deposits into the Collection Account are not required, any failure by the Administrator to deliver to the Indenture Trustee for deposit in the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable, or (ii) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from either of the Trust Accounts, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Trustee or after discovery of such failure by an officer of the Administrator;

        (b) any failure by the Administrator duly to observe or to perform in any material respect any other term, covenant or agreement of the Administrator set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders or Certificateholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Trustee or (B) to the Administrator, the Indenture Trustee and the Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 50% of the Outstanding Amount of the Controlling Notes or 50% of the outstanding Certificates (including any Certificates owned by the Depositor); or

        (c)     an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee or the Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 4.02) of the Administrator under this Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Notes, the Certificates, the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 5.02; and, without limitation, the Indenture Trustee and the Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator (other than the Indenture Trustee acting as the Administrator under this Section 5.01) upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Trustee shall give notice thereof to the Rating Agencies.

        Section 5.02. Appointment of Successor.

        (a) Upon receipt by the Administrator of notice of termination pursuant to Section 5.01, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Administrator shall become unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel (the "Transfer Date"). In the event of the termination hereunder of the Administrator the Issuer shall appoint a successor Administrator acceptable to the Indenture Trustee, and the successor Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Administrator and the Indenture Trustee shall be entitled to the Administration Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Administrator under this Agreement.

        (b) Upon appointment, the successor Administrator (including the Indenture Trustee acting as successor Administrator), shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Administrator (which shall not exceed the Administration Fee unless such compensation arrangements will not result in a downgrading or withdrawal of any rating on the Notes or the Certificates by any Rating Agency) and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

        (c) The Administrator may not resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Agreement and the other Basic Documents.

        Section 5.03. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Administrator pursuant to this Article V, the Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

        Section 5.04. Waiver of Past Defaults. The Noteholders of Notes evidencing a majority of the Outstanding Amount of the Controlling Notes (or the Certificateholders evidencing a majority of the outstanding Certificates, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE VI

        Section 6.01. Termination.

        (a) Optional Purchase of All Trust Student Loans. The Administrator shall notify the Depositor, the Servicer, the Trustee and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Servicer shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Servicer shall deposit pursuant to Section 2.06 in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Servicer may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any Carryover Servicing Fees and any amounts owing to the Swap Counterparties. In the event the Servicer fails to notify the Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.04 of the Indenture that the Servicer intends to exercise its option to purchase the Trust Estate, the Servicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Servicer has received five (5) business days' notice from the Indenture Trustee as provided in Section 4.04 of the Indenture.

        (b)     Reserved.

        (c) Notice. Notice of any termination of the Trust shall be given by the Administrator to the Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

        (d) Succession. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement and any other Basic Documents.

                                   ARTICLE VII

        Section 7.01. Protection of Interests in Trust.

        (a) The Administrator shall, on behalf of the Depositor, execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Trustee and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof. The Administrator shall deliver (or cause to be delivered) to the Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

        (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with clause (a) above seriously misleading within the meaning of Section. 9-402(7) of the UCC, unless it shall have given the Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

        (c) Each of the Depositor and the Servicer shall have an obligation to give the Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Trust Student Loans, and its principal executive office, within the United States of America.

        (d) The Servicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Servicer in the Collection Account in respect of such Trust Student Loan.

        (e) The Servicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Trustee on behalf of the Issuer, the Servicer's master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's, the Trustee's and the Indenture Trustee's interest in a Trust Student Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Trust Student Loan shall have been paid in full or repurchased.

        (f) If at any time the Depositor or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

        (g) Upon reasonable notice, the Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Trust Student Loan.

        (h) Upon request, at any time the Trustee or the Indenture Trustee have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Servicer shall furnish to the Trustee or to the Indenture Trustee (in each case, with a copy to the Administrator), within five Business Days, a list of all Trust Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Administrator shall furnish to the Trustee or to the Indenture Trustee, within 20 Business Days thereafter, a comparison of such list to the list of Initial Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date, and, for each Trust Student Loan that has been removed from the pool of loans held by the Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

        (i)     The Depositor shall deliver to the Trustee and the Indenture
Trustee:

                        (A) promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                        (B) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided, that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.06(b) of the Indenture.

        Each Opinion of Counsel referred to in clause (A) or (B) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

        (j) The Depositor shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                                  ARTICLE VIII

        Section 8.01. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Trustee.

        Section 8.02. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

        Section 8.03. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Trustee or the Indenture Trustee.

        Section 8.04. Powers of Attorney. The Trustee and the Indenture Trustee shall upon the written request of the Administrator furnish the Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Administrator to carry out its administrative duties hereunder.

        Section 8.05. Amendment. This Agreement (other than Sections 2.01 and 2.02) may be amended by the Depositor, the Servicer, the Administrator, the Trustee and the Indenture Trustee, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

        Sections 2.01 and 2.02 may be amended from time to time by a written amendment duly executed and delivered by the Trustee, the Indenture Trustee and the Administrator, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of such Article; provided that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder.

        This Agreement (other than Sections 2.01 and 2.02) may also be amended from time to time by the Depositor, the Servicer, the Administrator, the Indenture Trustee and the Trustee, and Sections 2.01 and 2.02 may also be amended by the Trustee, the Administrator and the Indenture Trustee, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders evidencing a majority of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Trust Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

        Promptly after the execution of any such amendment (or, in the case of the Rating Agencies, fifteen days prior thereto), the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

        It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

        Prior to the execution of any amendment to this Agreement, the Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 7.01(i)(A). The Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

        Section 8.06. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.03 of the Servicing Agreement and Section 4.03 of this Agreement, this Agreement may not be assigned by the Depositor, the Administrator or the Servicer. This Agreement may be assigned by the Trustee only to its permitted successor pursuant to the Trust Agreement.

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

        Section 8.07. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Indenture Trustee and the Trustee and for the benefit of the Certificateholders and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

        Section 8.08. Assignment to Indenture Trustee. The Depositor hereby acknowledges and consents to any Grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Trust Student Loans and the assignment of any or all of the Issuer's rights and obligations under this Agreement. The Servicer hereby acknowledges and consents to the assignment by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of any and all of the Issuer's rights and obligations under this Agreement.

        Section 8.09. Nonpetition Covenants.

        (a) Notwithstanding any prior termination of this Agreement, the Servicer, the Administrator, the Trustee and the Depositor shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

        (b) Notwithstanding any prior termination of this Agreement, the Servicer, the Administrator, the Issuer and the Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

        Section 8.10. Limitation of Liability of Trustee and Indenture Trustee.

        (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Trustee of the Issuer and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or the Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

        (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and signed by JPMorgan Chase Bank not in its individual capacity but solely as

Indenture Trustee and in no event shall JPMorgan Chase Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

        (c) The rights and protections of the Indenture Trustee under the Indenture shall be incorporated as though explicitly set forth herein.

        Section 8.11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 8.12. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

        Section 8.13. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

        Section 8.14. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                 SALLIE MAE, INC.,
                                 as Administrator

                                 By:       /s/ BARBARA A. DEEMER
                                    --------------------------------------------
                                    Name:   Barbara A. Deemer
                                    Title:  Senior Vice President and Controller

                                 SLM EDUCATION CREDIT FUNDING LLC,
                                 as Depositor

                                 By:       /s/ MARK L. HELEEN
                                    --------------------------------------------
                                    Name:   Mark L. Heleen
                                    Title:  Vice President

                                 SALLIE MAE SERVICING L.P.,
                                 as Servicer

                                 By:       /s/ BARBARA A. DEEMER
                                    --------------------------------------------
                                    Name:   Barbara A. Deemer
                                    Title:  Senior Vice President and Controller

                                 JPMORGAN CHASE BANK, not in its individual capacity but solely as the Indenture Trustee

                                 By:       /s/ DAVID CONTINO
                                    --------------------------------------------
                                    Name:   David Contino
                                    Title:  Trust Officer

                                 SLM PRIVATE CREDIT STUDENT LOAN TRUST 2003-A, as Issuer

                                 By:  CHASE MANHATTAN BANK USA,
                                      NATIONAL ASSOCIATION, not in its
                                      individual capacity but solely as Trustee

                                      By:      /s/ JOHN J CASHIN
                                         ---------------------------------------
                                         Name:  John J. Cashin
                                         Title: Vice President